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                                                               Exhibit 10.8.4

                                       GUARANTY


    For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the Emerging Technology Fund of the Government Land Bank d/b/a MassDevelopment (hereinafter called the "Bank") having made, or now or in the future making, advances or otherwise giving credit to GTC Mason Laboratories, Inc. (hereinafter called the "Borrower"), however such advances or credit may be made or evidenced, the undersigned does hereby unconditionally guarantee to Bank, its successors and assigns, full and prompt payment and performance of all present and future obligations of Borrower to Bank, including all renewals and extensions thereof or substitutions therefor. The undersigned also agrees to pay in addition thereto all costs, expenses and reasonable attorney's fees at any time paid or incurred by the Bank in endeavoring to enforce this Guaranty.

    Notice of acceptance of and action taken by Bank from time to time under this Guaranty are hereby waived, and this Guaranty shall operate as continuing, absolute and irrevocable Guaranty covering all obligations of Borrower to Bank (and renewals and extensions thereof or substitutions therefor) now existing or hereafter arising.

    Upon any default by Borrower with respect to any of the obligations herein guaranteed, the liability of the undersigned hereunder shall be deemed to have become immediately due and payable, without demand, presentment, protest or notice of any kind, all of which are hereby waived, and without any suit or action against Borrower or any other Guarantor and without further steps to be taken or further conditions to be performed by Bank or anyone. Failure of Bank to make any demand or otherwise to proceed against the

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undersigned in respect to any default by Borrower or the undersigned, or
Bank's delay in doing so, shall not constitute a waiver of Bank's right to proceed in respect to any or all other defaults by Borrower or the undersigned.

    The liability of the undersigned is primary and shall not be terminated or otherwise affected or impaired by, and the undersigned waives notice of:
Bank's granting time to Borrower (regardless of the number or length of such grants of time) or any other indulgence or indulgences granted by Bank to Borrower; Bank's heretofore, now or hereafter acquiring, releasing or in any way modifying any guaranty from any other person or persons or any collateral or other security in whatever form for any of the obligations hereby guaranteed, whether or not notice thereof shall have been or be given to the undersigned; any failure on Bank's part to take any action with respect to, or to realize upon any security, rights, endorsements or guaranties which Bank may now or hereafter hold with respect to any obligation hereby guaranteed, including without limitation rights against the Borrower; any alterations, waivers, extensions, renewals or modifications of any such obligation to which Bank may agree from time to time; any invalidity or unenforceability of any of the obligations guaranteed hereby; any change in the membership of any partnership which shall be the Borrower; any fraud, illegal or improper acts of Borrower; any relief of Borrower's with respect to its obligations to Bank because of any right of set-off, deduction or defense of any kind or otherwise; any other defenses which might constitute a legal or equitable discharge of a surety or guarantor; Bank's failure to perfect any lien securing the Borrower's obligations or the obligations of other parties, including any other guarantors; voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Borrower

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or entry of an order for relief against or with respect to the Borrower under
Title 11 of the United States Code; composition, extension, moratoria or other forms of debtor relief granted to Borrower pursuant to law presently in force or hereafter enacted; payment of any or all obligations and indebtedness of Borrower in the event such payment is invalidated or avoided by a trustee, custodian or receiver of Borrower; the dissolution of Borrower; or the reorganization, merger or consolidation of Borrower into or with another entity, corporate or otherwise, or the sale or disposition of all or substantially all of the capital stock, business or assets of Borrower to any other person or party. The undersigned further waives all suretyship defenses and defenses in the nature thereof; any right or claim to right to cause a marshaling of the assets of the Borrower or any collateral; any right to require the Bank to proceed against security or other guarantors before enforcing this Guaranty; any right of subrogation to Bank's rights against Borrower and any right of reimbursement, indemnity, contribution, exoneration and the like now or hereafter accorded by law to indemnitors, guarantors, sureties or accommodation parties, provided that such waiver shall not be effective to the extent that by virtue of such waiver the liability of Guarantor is rendered invalid, avoidable or unenforceable under any applicable law dealing with the recovery or avoidance of so-called fraudulent conveyances or otherwise.

    Guarantor further warrants and represents to Bank that:

         (a) Guarantor is a duly organized, validly existing corporation in good standing under the laws of its state of incorporation, is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the character of its properties or the transaction of its business makes such qualification necessary and has full

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corporate power to own its properties, to carry on its business as now conducted and to execute, deliver and perform this Guaranty;

         (b) the execution, delivery and performance of this Guaranty (i) have been duly authorized by all requisite corporate action on its part, (ii) do not require the consent of any party (including, without limitation, Guarantor's stockholders and creditors) which consent has not been obtained,
(iii) will not (A) violate any law or regulation or its Articles of Organization or By-Laws, (B) violate any order of any court, tribunal or governmental agency binding on it or any of its properties, (C) violate or constitute (after due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument or contract to which it is a party or by which it or any of its properties is bound or (D) result in the creation or imposition of any lien of any nature whatsoever on any of its assets (except any liens as are created hereby) and (iv) require any filing or registration with, or any permit, license, consent or approval of, any governmental agency or regulatory authority;

         (c) this Guaranty has been duly executed and delivered by the Guarantor and is a legal, valid and binding obligation, enforceable against the Guarantor in accordance with its terms;

         (d) there are no actions, suits, proceedings or claims pending or, to the Guarantor's knowledge, threatened against or affecting the Guarantor that relate to the transactions contemplated by this Guaranty, or which materially adversely affect the business or condition (financial or otherwise) of the Guarantor.

    The Guarantor further affirms that neither this Guaranty, nor the performance or consummation of any transactions or matters contemplated thereby shall limit, restrict,

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extinguish, or otherwise impair Guarantor's obligations to Bank under any and all guaranties previously given to Bank of Borrower's obligations to Bank, if any, and Guarantor reaffirms any and all such previous guaranties, if any.

    The Guarantor further affirms that it shall, at all times, maintain net assets at least twenty million dollars ($20 million) measured on a quarterly basis.

    For the purposes of this Guaranty, the term "obligations" shall mean and include, without limitation, the payment and performance of all loans, indebtedness, notes, liabilities (including, without limitation, Borrower's written agreements with Bank) and amounts, liquidated or unliquidated, owing by Borrower to Bank at any time, each of every kind, nature and description, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by Borrower to Bank; or are due indirectly by Borrower to Bank as endorser or guarantor, or as obligor of obligations due to third persons, firms, or corporations which have been endorsed or assigned to Bank; or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted. Said term shall also include all interests, charges, costs and expenses (including reasonable attorneys' fees) now due or that may hereafter become due from Borrower to Bank from time to time.

    As security for the payment and performance of Guarantor's obligations hereunder, Bank is hereby granted a lien and security interest in and to any and all deposits or other sums at any time credited by or due from Bank to Guarantor whether in regular or special depository accounts or otherwise, and all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by Bank, whether for safekeeping, custody, pledge, collection or otherwise. Upon the occurrence of a default hereunder, and in

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addition to and not in limitation of any and all rights and remedies of the
Bank hereunder or otherwise, all of such rights and remedies being cumulative, Bank may set off any such deposits, other sums, moneys, securities and other property and the proceeds thereof against any or all of the obligations of Guarantor, without prior notice or demand, and regardless of whether or not such obligations are secured by any other collateral, and regardless of the adequacy of any such other collateral.

    This Guaranty shall be binding upon the successors and assigns of the Guarantor.

    For purposes of any action or proceeding involving this Guaranty or any other agreement or document referred to therein, Guarantor hereby expressly submits to the jurisdiction of all federal and state courts located in the Commonwealth of Massachusetts and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed (but not less than the time otherwise afforded by any law or rule) and waives any right to contest the appropriateness of any action brought in any such court based upon lack of personal jurisdiction, improper venue or forum non conveniens.

    GUARANTOR AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE AGREEMENTS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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    This instrument is intended to take effect as a sealed instrument and this instrument and all rights, duties and remedies of the parties shall be governed as to interpretation, validity, effect and enforcement, and in all other respects of the same or different nature, by the domestic law of Massachusetts. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of any other provision hereof.
 This Guaranty may not be amended except by an instrument in writing signed by the party to be charged.


Dated June 26, 1997

WITNESS:                               GUARANTOR:

                                       GENZYME TRANSGENICS CORPORATION

/s/ Peter J. Dunn                      By:  /s/ John B. Green
----------------------                 ---------------------------
    Peter J. Dunn                      Name: John B. Green
                                       Title: Vice President and C.F.O
                                       Address: 5 Mountain Road
                                                Framingham, MA



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